U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



     Date of Report (Date of earliest event reported): December 17, 2003



                        STREICHER MOBILE FUELING, INC.
            (Exact name of registrant as specified in its charter)



                                   Florida
                (State or other jurisdiction of incorporation)



                  000-21825                          65-0707824
          (Commission File Number)        (IRS Employer Identification No.)



                  Streicher Mobile Fueling, Inc.
                  800 W. Cypress Creek Rd., Suite 580
                  Fort Lauderdale, Florida                   33309

               (Address of principal executive office)     (Zip Code)



Registrant's telephone number, including area code:  (954) 308-4200

ITEM 5.  OTHER EVENTS

            Streicher Mobile Fueling, Inc., the Registrant, issued a press release on December 17, 2003, announcing that Mr. Richard N. Hamlin has been elected to serve as a member of the Registrant's Board of Directors, which press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a) None

   (b) None

   (c) Exhibits

            99.1  Press Release dated December 17, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 17, 2003                  STREICHER MOBILE FUELING, INC.



                                          By:   /S/RICHARD E. GATHRIGHT
                                                -------------------------------
                                                Richard E. Gathright, President